Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Keith Yee, Chief Financial Officer of Tvia, Inc. (the “Company”), certify, in accordance with 18 U.S.C. 1350, that based on my knowledge:

(1) the Quarterly Report of the Company on Form 10-Q/A for the period ended December 31, 2005 (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 22, 2006

/s/ Keith Yee
Keith Yee
Vice President, Finance and Chief Financial Officer